                                                                    Exhibit 4.20


           FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER


     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER (this "Amendment"), dated as of August 1,2003, is entered into by and among WELLS FARGO FOOTHILL, INC., a California corporation, as agent (in such capacity, "Agent") for the Lenders (defined below), the Lenders signatory hereto, MERCURY AIR GROUP, INC. ("Parent") and Parent's Subsidiaries signatory hereto (together with Parent, "Borrowers" and each sometimes referred to as a "Borrower").

                                    RECITALS

     A. Borrowers, Agent and the financial institutions from time to time party thereto (the "Lenders") have previously entered into that certain Loan and Security Agreement, dated as of December 30,2002, as amended by that certain First Amendment to Loan and Security Agreement, dated as of March 12,2003, that certain Second Amendment to Loan and Security Agreement, dated as of March 31, 2003 and that certain Third Amendment to Loan and Security Agreement, dated as of July 16,2003 (as amended, the "Loan Agreement"), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement as amended hereby.

     B. Borrowers have not provided to Lender the Notices of Assignments of Claims required to be delivered pursuant to Section 3.2(1) of the Loan Agreement on or before June 30, 2003, and therefore an Event of Default has occurred (the "Known Existing Default").

     C. Borrowers have requested that Agent and the Lenders waive the Known Existing Default and amend the Loan Agreement as provided herein.

     D. Agent and the Lenders are willing to waive the Known Existing Default and, along with the Borrowers, amend the Loan Agreement under the terms and conditions set forth in this Amendment. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's or any Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows (initially capitalized terms used herein without definition shall have the meanings given in the Loan Agreement):

     1. Amendments to Loan Agreement.

         (a) The definition of "Assignment of Claims" is hereby amended to read as follows:

                  ""Assignment of Claims" means an Assignment of Claims Under Government Contract, in form and substance acceptable to Agent, with respect to a contract under which a Government Account may be created or otherwise arise."

         (b) Clause (g) of the definition of "Eligible Accounts" set forth in
Section 1.1 of the Loan Agreement is hereby amended to read as follows:

                  "(g) Government Accounts with respect to which Agent has not received both an Assignment of Claims and a Notice of Assignment of Claims unless such Account is owed by a state that does not have a statutory counterpart to the Assignment of Claims Act,"

         (c) The definition of "Notice of Assignment of Claims" set forth in
Section 1.1 of the Loan Agreement is hereby amended to read as follows:

                  ""Notice of Assignment of Claims" means a Notice of Assignment of Claims, in form and substance acceptable to Agent, pursuant to which, among other things, a copy of an Assignment of Claims is delivered to the contracting and disbursing officer for the contract referenced in such Assignment of Claims, and which has been counter-executed or otherwise acknowledged in a manner satisfactory to Agent, by such contracting officer and disbursing officer."

         (d) The following definitions are hereby added, in alphabetical order, to Section 1.1 of the Loan Agreement:

                  "Existing Government Accounts" means Government Accounts (a) arising under any contract listed on Schedule E-1 attached hereto, (b) which substantially reflect the Government Accounts which were reported to Agent in a borrowing base on July 7,2003, (c) which, except for the fact that Agent has not received an Assignment of Claims and a Notice of Assignment of Claims with respect to each contract giving rise to such Government Accounts, constitute Eligible Accounts, and (d) with respect to which the applicable Borrower has instructed the account debtor therefor to remit all payments thereon to a Cash Management Account.

                  "Government Accounts" mean Accounts with respect to which the Account Debtor is any of the United States, any department, agency, or instrumentality of the United States or any state of the United States.

                  "Government Contract Certification" means a certificate substantially in the form of Exhibit C-2 hereto and otherwise in form and substance satisfactory to Agent.

                  "New Government Accounts" means Government Accounts (a) arising under contracts entered into and reported to Agent after July 10, 2003, (b) with respect to which Borrowers have delivered to Agent an Assignment of Claims, a Notice of Assignment of Claims (executed by the applicable Borrower but not by the contracting officer or disbursing officer with respect thereto) and a Government Contract Certification, (c) which, except for the fact that Agent has not received an Assignment of Claims and a Notice of Assignment of Claims with respect to each contract giving rise to such Government Accounts, constitute Eligible Accounts, (d) with respect to which 45 days have not elapsed since the delivery to Agent of the Government Contract Certification therefor, and (e)with respect to which the applicable Borrower has instructed the account debtor therefor to remit all payments thereon to a Cash Management Account.

         (e) The second sentence of Section 2.l(a) of the Loan Agreement is hereby amended to read as follows:

         "For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the result of:

                  (x) the lesser of

                           (i) the sum of

                                    (A) 85% of the amount of Eligible Accounts
                           plus

                                    (B) the lesser of (1) 85% of Eligible
                           Foreign Accounts or (2) $2,000,000 plus

                                    (C) 85% of the amount, if any, of Existing
                           Government Accounts; provided, however, if (1) on September 1, 2003, Agent has not received Notices of Assignment of Claims with respect to any government contract giving rise to Existing Government Accounts, such advance rate shall be reduced on September 15, 2003 to 42.5% and (2) on September 30, 2003, Agent has not received Notices of Assignment of Claims with respect to any government contract giving rise to Existing Government Accounts, such advance rate shall be reduced to 0% on such date, plus

                                    (D) 40% of the amount, if any, of New
                           Government Accounts; less

                                    (E) the amount, if any, of the Dilution
                           Reserve, and

                           (ii) an amount equal to Borrowers' Collections with
                  respect to Accounts for the immediately preceding 45 day period, minus

                  (y) the sum of the Bank Product Reserve, the Availability Block, the Asset Sale Reserve and the aggregate amount of all other reserves, if any, established by Agent under Section 2.1(b)."

         (f) That portion of the table set forth in Section 6.2 of the Loan Agreement categorized as "Quarterly" and "Upon request by Agent" are hereby amended to read as follows:

"Quarterly"                (p) a detailed list of each Borrower's customers,

                           (q) a report regarding each Borrower's accrued, but unpaid, ad valorem taxes,

                           (r) on the last day of each calendar quarter, commencing with the quarter ending September 30, 2003, a schedule of all contracts under which any Borrower is engaged in supplying any goods or services to the United States, any department, agency, or instrumentality of the United States or any State of the United States, indicating, with respect to cash such contract, whether Accounts arising from such contract have been included in any Borrowing Base report submitted to Lender and the date of such report, the contracting parties, the contract number, the name and address of the contracting officer, if applicable, the name and address of the disbursing officer, if applicable, the effective dates of such contract, and whether such contract is new or an extension or renewal of an existing contract, and

                           (s) on the last day of each calendar quarter, commencing with the quarter ending September 30, 2003, a schedule of all motor vehicles owned by any Borrower.

Upon occurrence            (t) within 3 business days after any Borrower enters
                           into a contract which gives rise to Government
                           Accounts, a Government Contract Certification with respect to such contract.

Upon request by Agent      (u) copies of invoices in connection with the
                           Accounts, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with the Accounts and, for Inventory and Equipment acquired by Borrowers, purchase orders and invoices, and

                           (v) such other reports as to the Collateral, or the financial condition of Borrowers as Agent may request."



All existing references to Section 6.2(r) of the Loan Agreement shall hereafter mean and be a reference to Section 6.2(u). All existing references to Section 6.2(s) of the Loan Agreement shall hereafter mean and be a reference to Section 6.2(v).

         (g) Exhibit C-2 to this Amendment is hereby added to the Loan Agreement as Exhibit C-2 thereto.

         (h) Schedule E-1 to this Amendment is hereby added to the Loan Agreement as Schedule E-1 thereto.

     2. Waiver of Known Existing Default. Agent and each Lender hereby waives enforcement of its rights against Borrowers arising from the Known Existing Default; provided, however, nothing herein shall be deemed a waiver with respect to any failure of Borrowers to comply fully with any Section of the Loan Agreement referenced herein (as amended by this Amendment). This waiver shall be effective only for the specific default comprising the Known Existing Default, and in no event shall this waiver be deemed to be a waiver of enforcement of Agent's or any Lender's rights with respect to any other Default or Event of Default now existing or hereafter arising. Nothing contained in this Amendment nor any communications between any Borrower and either Agent or any Lender shall be a waiver of any rights or remedies Agent or any Lender has or may have against any Borrower, except as specifically provided herein. Except as specifically provided herein, Agent and each Lender hereby reserve and preserve all of their respective rights and remedies against Borrowers under the Loan Agreement and the other Loan Documents.

     3. Release; Covenant Not to Sue.

         (a) Each Borrower hereby absolutely and unconditionally releases and forever discharges Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a "Released Party"), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Borrower in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of leis intention it waives and relinquishes, to the extent permitted by applicable law, all rights and benefits under any provision of any applicable law that may provide that a general release does not extend to claims which the person giving the release does not know or suspect to exist in its favor at the time of executing the release, which if known by it might have materially affected its settlement with the recipient of the release. Each Borrower acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

         (b) Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such Borrower pursuant to the above release. If any Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, such Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys' fees and costs incurred by such Released Party as a result of such violation.

     4. Effectiveness of Amendment. Agent must have received this Amendment and the attached Acknowledgement by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties, before this Amendment is effective.

     5. Condition Precedent. On or before August 8,2003, with respect to each contract listed on Schedule E-1 hereto, Agent must have received an Assignment of Claims, a Notice of Assignment of Claims (executed by the applicable Borrower but not by the contracting officer or disbursing officer with respect thereto) and either a Government Contract Certification or a complete copy of such contract. If such condition is not satisfied within such time frame, the Borrowing Base shall immediately be recalculated without giving effect to any Government Accounts with respect to which such documentation has not been received by Agent.

     6. Representations and Warranties. Each Borrower represents and warrants as follows:

         (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on each Borrower. No other corporate proceedings are necessary to consummate such transactions.

         (b) Enforceability. This Amendment has been duly executed and delivered by the Borrowers. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrowers, enforceable against each Borrower in accordance with its terms, and is in full force and effect.

         (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof, as modified by any changes to the schedules to the Loan Agreement reported to the Agent or the Lenders. Parent confirms any changes in such schedules which are required to be reported to the Agent or the Lenders under the terms of the Loan Agreement have been reported.

         (d) No Default. After giving effect to the waiver set forth in Section 2 hereof, no event has occurred and is continuing that constitutes an Event of Default and by entering into this Amendment, except as expressly set forth in
Section 2 hereof, Agent is not waiving and shall not be deemed to have waived any Event of Default that may exist.

         (e) No Duress. This Amendment has been entered into without force or duress, of the free will of each Borrower. Each Borrower's decision to enter into this Amendment is a fully informed decision and such Borrower is aware of all legal and other ramifications of such decision.

         (f) Counsel. Each Borrower has read and understands this Amendment, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

     7. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.

     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     9. Reference to and Effect on the Loan Documents.

         (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

         (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent without defense, offset, claim or contribution.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

     10. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     11. Estoppel. To induce Agent and the Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that no right of offset, defense, counterclaim or objection in favor of any Borrower as against Agent or any Lender with respect to the Obligations.

     12. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of its rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

                       [Signatures follow on next page.]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.



                           WELLS FARGO FOOTHILL, INC.,
                           a California corporation,
                           as Agent and as a Lender


                           By: /s/ copy illegible
                               ------------------------------------------------
                           Title: Vice President
                                  ---------------------------------------------


                           ABLECO FINANCE LLC,
                           a Delaware limited liability company,
                           as a Lender


                           By:
                               ------------------------------------------------
                           Title:
                                  ---------------------------------------------


                           MERCURY AIR GROUP, INC.,
                           a Delaware corporation


                           By:
                               ------------------------------------------------
                           Title:
                                  ---------------------------------------------


                           MERCURY AIR CENTERS, INC.,
                           a California corporation


                           By:
                               ------------------------------------------------
                           Title:
                                  ---------------------------------------------


                           MERCURY AIR CARGO, INC.,
                           a California corporation


                           By:
                               ------------------------------------------------
                           Title:
                                  ---------------------------------------------

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                           WELLS FARGO FOOTHILL, INC.,
                           a California corporation,
                           as Agent and as a Lender


                           By:
                               -----------------------------------------------
                           Title:
                                  --------------------------------------------





                           ABLECO FINANCE LLC,
                           a Delaware limited liability company,
                           as a Lender and on behalf of its affiliate assigns


                           By: /s/ (signature illegible)
                               -----------------------------------------------
                           Title: Vice President
                                  --------------------------------------------


                           MERCURY AIR CROUP, INC.,
                           a Delaware corporation


                           By:
                                ----------------------------------------------
                           Title:
                                  --------------------------------------------


                           MERCURY AIR CENTERS,INC.,
                           a California corporation


                           By:
                               -----------------------------------------------
                           Title:
                                  --------------------------------------------



                           MERCURY AIR CARGO, INC.,
                           a California corporation


                           By:
                               -----------------------------------------------
                           Title:
                                  --------------------------------------------

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                           WELLS FARGO FOOTHILL, INC.,
                           a California corporation,
                           as Agent and as a Lender


                           By:
                               ------------------------------------------------
                           Title:
                                  ---------------------------------------------


                           ABLECO FINANCE LLC,
                           a Delaware limited liability company,
                           as a Lender


                           By:
                               ------------------------------------------------
                           Title:
                                  ---------------------------------------------


                           MERCURY AIR GROUP, INC.,
                           a Delaware corporation


                           By: /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------


                           MERCURY AIR CENTERS, INC.,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: CEO & President
                                  ---------------------------------------------


                           MERCURY AIR CARGO, INC.,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: CEO
                                  ---------------------------------------------

                           MERCFUEL, INC.,
                           a Delaware corporation


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: CEO
                                  --------------------------------------------


                           MAYTAG AIRCRAFT CORPORATION,
                           a Colorado corporation


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: CEO
                                  --------------------------------------------


                           HERMES AVIATION, INC.,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: CEO
                                  --------------------------------------------


                           MERCURY AIR CENTER-BIRMINGHAM, LLC,
                           an Alabama limited liability company


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: President & CEO
                                  --------------------------------------------


                           MERCURY AIR CENTER-BAKERSFIELD, INC.,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: President & CEO
                                  --------------------------------------------
                           MERCURY AIR CENTER-BURBANK, INC.,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: President & CEO
                                  --------------------------------------------

                           MERCURY AIR CENTER-FRESNO, INC.,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------


                           MERCURY AIR CENTER-LOS ANGELES, INC.,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------


                           MERCURY AIR CENTER-ONTARIO, INC.,
                           a California corporation

                           By: /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------


                           MERCURY AIR CENTER-SANTA BARBARA, INC.,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------


                           MERCURY AIR CENTER-HARTSFIELD, LLC,
                           a Georgia limited liability company


                           By: /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------

                           MERCURY AIR CENTER-PEACHTREE
                           DEKALB, LLC
                           a Georgia limited liability company


                           By: /s/ Joseph A. Czyzyk
                              ------------------------------------------------
                           Title: President & CEO
                                  --------------------------------------------




                           MERCURY AIR CENTER- FT. WAYNE, LLC,
                           an Indiana limited liability company


                           By: /s/ Joseph A. Czyzyk
                              ------------------------------------------------
                           Title: President & CEO
                                  --------------------------------------------





                           MERCURY AIR CENTER-JACKSON, LLC
                           a Mississippi limited liability company




                           By: /s/ Joseph A. Czyzyk
                              ------------------------------------------------
                           Title: President & CEO
                                  --------------------------------------------



                           MERCURY AIR CENTER-RENO, LLC,
                           a Nevada limited liability company


                           By: /s/ Joseph A. Czyzyk
                              ------------------------------------------------
                           Title: President & CEO
                                  --------------------------------------------

                           MERCURY AIR CENTER-TULSA, LLC.,
                           an Oklahoma limited liability company


                           By: /s/ Joseph A. Czyzyk
                              ------------------------------------------------
                           Title: President & CEO
                                  --------------------------------------------



                           MERCURY AIR CENTER-CHARLESTON, LLC.
                           a South Carolina limited liability company


                           By: /s/ Joseph A. Czyzyk
                              ------------------------------------------------
                           Title: President & CEO
                                  --------------------------------------------

                           MERCURY AIR CENTER-JOHNS ISLAND, LLC.,
                           a South Carolina limited liability company



                           By:  /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------




                           MERCURY AIR CENTER-NASHVILLE, LLC.,
                           a Delaware limited liability company


                           By:  /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------




                           MERCURY AIR CENTER-ADDISON, INC.,
                           a Texas corporation

                           By:  /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------


                           MERCURY AIR CENTER-CORPUS CHRISTI, INC., a Texas corporation


                           By:  /s/ Joseph A. Czyzyk
                               ------------------------------------------------
                           Title: President & CEO
                                  ---------------------------------------------

                         ACKNOWLEDGEMENT BY GUARANTORS

                           Dated as of August 1, 2003

     Each of the undersigned, being a Guarantor (each a "Guarantor" and collectively, the "Guarantors") under their respective Guaranty and Security Agreement, dated December 30, 2002 and made in favor of Agent for the benefit of the Lenders (each a "Guaranty" and collectively, the "Guaranties"), hereby acknowledges and agrees to the foregoing Fourth Amendment to Loan and Security Agreement and Waiver (the "Amendment") and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Loan Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Lender has informed Guarantors of the matters set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, the Guaranties or any other agreement with either Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

     Each Guarantor hereby absolutely and unconditionally releases and forever discharges each Released Party, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date hereof, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Guarantor in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes, to the extent permitted by applicable law, all rights and benefits under any provision of any applicable law that may provide that a general release does not extend to claims which the person giving the release does not know or suspect to exist in its favor at the time of executing the release, which if known by it might have materially affected its settlement with the recipient of the release. Each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by such Guarantor pursuant to the above release. If any Guarantor or any of its successors, assigns or other legal representations violates the foregoing covenant, such Guarantor, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys' fees and costs incurred by such Released Party as a result of such violation.


                           EXCEL CARGO,INC.,
                           a California corp.


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: CEO


                           VULCAN AVIATION, INC.,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: President & CEO




                           MERCURY ACCEPTANCE CORPORATION,
                           a California corporation


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: President & CEO


                           JUPITER AIRLINE AUTOMATION
                           SERVICES, INC.
                           a Florida corporation


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: CEO

                           AEG FINANCE CORPORATION,
                           a Delaware corporation


                           By: /s/ Joseph A. Czyzyk
                               -----------------------------------------------
                           Title: CEO

                                  EXHIBIT C-2
                   FORM OF GOVERNMENT CONTRACT CERTIFICATION

                           [on Borrower's letterhead]


To:  Wells Fargo Foothill, Inc., as Agent
     2450 Colorado Avenue, Suite 3000 West
     Santa Monica, California 90404
     Attn:_______________________________


        Re: Mercury Air Group, Inc.
            Government Contract Certification Dated_____________________

Ladies and Gentlemen:

     Reference is made to that certain Loan and Security Agreement, dated as of December 30, 2002 (as amended, modified or supplemented from time to time, the "Loan Agreement") among Mercury Air Group, Inc. and its Subsidiaries signatory thereto (collectively, "Borrowers"), the lenders signatory thereto (the "Lenders"), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders ("Agent"). Capitalized terms used in this Government Contract Certification have the meanings set forth in the Loan Agreement unless specifically defined herein.

     Pursuant to the terms of the Loan Agreement, the undersigned, being the_________ of____________________ (the "Contracting Borrower"), hereby certifies that he/she is the duly elected and acting____________________ of the Contracting Borrower, that the Contracting Borrower has entered into a contract to provide services or goods which may give or have given rise to Government Accounts (a "Government Contract") and that the following information with respect to such Government Contract is true, correct and complete:

Contract No:___________________________________________________________

Contract Dated:________________________________________________________

Original Contract Amount: $____________________________________________

Contract's Effective Dates:________________ through____________________

Contracting Agency:____________________________________________________

Name and Address of
Contracting Officer:___________________________________________________

                    ___________________________________________________

                    ___________________________________________________

                    ___________________________________________________

                    Phone:_____________________________________________

Name and Address of
Disbursing Officer:___________________________________________________

                   ___________________________________________________

                   ___________________________________________________

                   ___________________________________________________

                   Phone:_____________________________________________


Contract is not a subcontract:  _________True   __________False

Contract is a:  ______________New Contract
                ______________Extension or Renewal of an Existing Contract

Contracting Parties Have Been Instructed
to Remit Payments to Cash Management Account: __________True   _________False

     The Contracting Borrower hereby requests that Agent and its counsel prepare an Assignment of Claims and a Notice of Assignment of Claims with respect to such Government Contract for execution by the Contracting Borrower for purposes of making the Government Accounts arising from such Government Contract part of the Borrowing Base.

     IN WITNESS WHEREOF, this Government Contract Certification is executed by the undersigned this_______ day of____________ ,______.



                           ____________________________________________

                           a___________________________________________



                           By:_________________________________________
                           Name:
                           Title:

                                  SCHEDULE E-1
                     EXISTING GOVERNMENT ACCOUNT CONTRACTS



      Contract No.                                     In Effect Through
      1.  SPO600-97D-5795                                    11/03
      2.  SPO600-98D-5889                                    10/03
      3.  SPO600-00D-5000                                    01/04
      4.  SPO600-00D-5007                                    11/04
      5.  SPO600-00D-5010                                    12/04
      6.  SPO600-00D-5014                                    01/05
      7.  SPO600-01D-5101                                    11/04
      8.  SPO600-01D-5102
      9.  SPO600-02C-5211                                    03/06
      10. F05611-00C-0001                                    01/04
      11. F11626-00C-0104                                    09/03
      12. F11626-03C-0001                                    09/05
      13. F11626-03C-0003                                    09/05
      14. F11626-03C-0004                                    09/05
      15. F11626-03C-0007                                    09/05
      16. DTFA04-03C-20022                                   09/07
      17. DTFA04-03C-20046                                   09/07
      18. DTFA04-03C-20075                                   09/07